Delaware Investments® Family of Funds

Supplement to the current Institutional Class
Statements of Additional Information for each Fund
(each, a “Fund” and together, the “Funds”)

The following information is added immediately after the section entitled, “Purchasing Shares – Alternative Purchase Arrangements - Class A, Class B and Class C Shares” or “Purchasing Shares – Alternative Purchase Arrangements - Class A and Class C Shares” of the Funds’ Statements of Additional Information.

Class A Broker Exchanges
Class A shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of the Fund under certain circumstances, including such Program’s eligibility to purchase Institutional Class shares of the Fund.  Such exchange will be on the basis of the net asset values per share, without the imposition of any sales load, fee or other charge.

If a shareholder of Institutional Class shares has ceased his or her participation in the Program, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the Fund.  Such exchange will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.  Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until two years after the purchase of such Class A shares, with the exception of Delaware Limited-Term Diversified Income Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware Tax-Free Minnesota Intermediate Fund, which are generally eligible for this exchange privilege after one year.

Exchange of Class A shares for Institutional Class shares of the same Fund, or the exchange of Institutional Class shares for Class A shares of the same Fund, under these particular circumstances, will be tax-free for federal income tax purposes.  You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

This exchange privilege is subject to termination and may be amended from time to time.

The following information is added to the section entitled, “Distributions and Taxes – Taxes – Sales, Exchanges and Redemption of Fund Shares” of the Funds’ Statements of Additional Information.

Conversion of shares into shares of the same fund.  The conversion of shares of one class into another class of the same fund is not taxable for federal income tax purposes.  Thus, the automatic conversion of Class B Shares into Class A Shares of the same fund at the end of approximately eight years after purchase will be tax-free for federal income tax purposes.  Similarly, the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs, or the exchange of Institutional Class shares for Class A shares of the same Fund by certain holders of Institutional Class shares who cease participation in a Program, will be tax-free for federal income tax purposes.  Shareholders should also consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Please keep this supplement for future reference.

This Supplement is dated February 18, 2010.